                                 FIRST AMENDMENT
                                       to
                                    AGREEMENT

     This First Amendment to Agreement (this "Amendment") is made and entered into by and between Insurdata Imaging Services, L.L.C. ("IIS"), The MEGA Life and Health Insurance Company ("MEGA") and Mid-West National Life Insurance Company of Tennessee ("Mid-West") (MEGA and Mid-West are herein referred to collectively as the "Companies"), to be effective as of the date specified herein.

     WHEREAS, IIS and the Companies previously entered into that certain Agreement (the "Agreement") effective as of May 1, 1999, setting forth the terms and conditions pursuant to which IIS provides to Companies certain healthcare claims data capture and related services as specified therein; and

     WHEREAS, the Agreement expires on December 31, 1999, and the parties now desire to renew and extend the Agreement as provided herein.

     NOW, THEREFOR, for and in consideration of the mutual covenants and agreements contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, IIS and the Companies do hereby agree to amend the Agreement as follows:

          1. Pursuant to Section 2 of the Agreement, the parties hereby renew and extend the Agreement for a one (1) year term, which renewal term shall begin on January 1, 2000, and expire on December 31, 2000, unless further renewed and extended. The renewal and extension as provided for in this Amendment is subject to any required regulatory approval as provided for in
     Section 2 of the Agreement.

          2. Except as expressly amended as provided above, the Agreement shall continue in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed this ______ day of November, 1999, to be effective as of January 1, 2000.


INSURDATA IMAGING SERVICES, L.L.C.


By:      /s/ Michael J. Brandenburg
         --------------------------
         Michael J. Brandenburg
         President and CEO


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THE MEGA LIFE AND HEALTH
INSURANCE COMPANY


By:      /s/ Emmanuel J. Pendola
         ------------------------
         Emmanuel J. Pendola
         Executive Vice President


MID-WEST NATIONAL LIFE INSURANCE
COMPANY OF TENNESSEE


By:      /s/ Emmanuel J. Pendola
         ------------------------
         Emmanuel J. Pendola
         Executive Vice President